    As filed with the Securities and Exchange Commission on July 23, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549
                                 ___________
                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                  PURSUANT TO SECTION 12 (b) OR (g) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                             CHEMDEX CORPORATION
           (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  77-0465469
(State of Incorporation or Organization)     (IRS Employer Identification No.)

                               3950 Fabian Way
                        Palo Alto, California  94303
        (Address of Principal Executive Offices, Including Zip Code)

If this form relates to the registration of a         If this form relates to the registration
class of securities pursuant to Section 12(b)         of a class of securities pursuant to
of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
to General Instruction A.(c), check the               effective pursuant to General
following box. [_]                                    Instruction A.(d), check the following
                                                      box. [x]

Securities Act registration statement file number to which this form relates:
                           333- 78505 (if applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                    Name of Each Exchange on Which
       to be so Registered                    Each Class is to be Registered
------------------------------------    ----------------------------------------
              None                                       None

      Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $0.0002

                              (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on or about May 14, 1999 (SEC File No. 333-78505) (the "Form S-1 Registration Statement"), as amended.
      -------------------------------

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this Registration
          Statement:

          1.*       Specimen certificate for Registrant's Common Stock.

          2.** Amended and Restated Certificate of Incorporation of the Registrant.

          3.*** Form of Amended and Restated Certificate of Incorporation of the Registrant to become effective upon completion of the Registrant's initial public offering.

          4.****    Bylaws of the Registrant.

          5.***** Form of Bylaws of the Registrant to become effective upon completion of the Registrant's initial public offering.

          6.****** Third Amended and Restated Investors' Rights Agreement dated January 15, 1999, between the Registrant and certain holders of the Registrant's securities.

          7.******* Amendment Dated May 12, 1999 to Third Amended and Restated
                    Investors' Rights Agreement.

*       Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
        Statement.
** Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement
****** Incorporated by reference to Exhibit 4.2 to the Form S-1 Registration Statement.
******* Incorporated by reference to Exhibit 4.3 to the Form S-1 Registration
        Statement.

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 23, 1999                     CHEMDEX CORPORATION.

                                        By: /s/ James G. Stewart
                                           ----------------------
                                           James G. Stewart,
                                           Chief Financial Officer
                                           and Assistant Secretary

                              INDEX TO EXHIBITS

                                                                         Sequentially
                                                                    -----------------------
 Exhibit No.                       Description                           Numbered Page
--------------  --------------------------------------------------  -----------------------
            1.  Specimen certificate for Registrant's Common        Incorporated by
                Stock.                                              reference

            2.  Amended and Restated Certificate of Incorporation   Incorporated by
                of the Registrant.                                  reference

            3.  Form of Amended and Restated Certificate of         Incorporated by
                Incorporation of the Registrant to become           reference
                effective upon completion of the Registrant's
                initial public offering.

            4.  Bylaws of the Registrant.                           Incorporated by
                                                                    reference

            5.  Form of Bylaws of the Registrant to become          Incorporated by
                effective upon completion of the Registrant's       reference
                initial public offering.

            6.  Third Amended and Restated Investors' Rights        Incorporated by
                Agreement dated March 24, 1999, between the         reference
                Registrant and certain holders of the
                Registrant's securities.

            7.  Amendment Dated May 12, 1999 to Third Amended and   Incorporated by
                Restated Investors' Rights Agreement.               reference